                                                                   EXHIBIT 99.1

Preliminary Information for Delta Funding Home Equity Loan Trust 1996-3 Home Equity Loan Asset-Backed Certificates, Series 1996-3

- Delta Funding Corporation
  Seller and Servicer

- Delta Funding Home Equity Loan Trust 1996-3

---------------------------------------------------------------------------------------
Class A-1 Certificates   $[70,100,000]   Variable-Rate Certificates   1M LIBOR + [] bps
Class A-2 Certificates   $[56,900,000]   Fixed-Rate Certificates      [.]%
Class A-3 Certificates   $[16,100,000]   Fixed-Rate Certificates      [.]%
Class A-4 Certificates   $[22,400,000]   Fixed-Rate Certificates      [.]%
Class A-5 Certificates   $[14,500,000]   Fixed-Rate Certificates      [.]%
Class A-6 Certificates   $[30,000,000]   Variable-Rate Certificates   1M LIBOR + [] bps

The information herein has been provided solely by PSI based on information provided by Delta Funding Corp. and its affiliates ("Delta"). PSI makes no representation as to the accuracy of such information provided to it by Delta. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

- Delta Funding Home Equity Loan Trust 1996-3
  Home Equity Loan Asset-Backed Certificates, Series 1996-3

----------------------------------------------------------------------------------------------------------
                                     Class A Group I Certificates

               Class A-1        Class A-2       Class A-3       Class A-4       Class A-5
               Variable-Rate    Fixed-Rate      Fixed-Rate      Fixed-Rate      Fixed-Rate
               -------------    ----------      ----------      ----------      ----------
Approximate
Face Amount:   $[70,100,000]    $[56,900,000]   $[16,100,000]   $[22,400,000]   $[14,500,000]

Avg Life:      [1.00]           [3.00]          [5.00]          [7.01]          [11.35]

Avg Life:      [1.00]           [3.00]           [5.00]         [6.97]          [8.24]
to Call

Coupon:        1M L + [] bps*   [.%]            [.%]            [.%]            [.%] or [.%] + 0.50% after
                                                                                the 10% Clean-up Call Date

Price:         []               []              []              []              []

Yield (CBE):   Variable         [%]             [%]             [%]             [%]

Spread:        []               []              []              []              []

Pricing Spd:   PPC 100          PPC 100         PPC 100         PPC 100         PPC 100

Settlement:    [12/27/96]       [12/27/96]      [12/27/96]      [12/27/96]      [12/27/96]

Exp Mat:       [11/25/98]       [05/25/01]      [08/25/02]      [10/25/05]      [12/25/11]

Exp. Mat
to Call:       [11/25/98]       [05/25/01]      [08/25/02]      [03/25/05]      [03/25/05]

Final Mat:     [10/25/11]       [10/25/11]      [02/25/15]      [03/25/19]      [11/25/26]

Day Count:     Actual/360       30/360          30/360          30/360          30/360

Pymt Delay:    [0] days         [24] days       [24] days       [24] days       [24] days

Dated Date:    [12/27/96]       [12/1/96]       [12/1/96]       [12/1/96]       [12/1/96]

Pymt Terms:    Monthly          Monthly         Monthly         Monthly         Monthly

1st Pymt Date: [1/27/97]        [1/27/97]       [1/27/97]       [1/27/97]       [1/27/97]

*Pass-Through Rate is the lesser of:
   1) One Month LIBOR + []bps
   2) The Available Funds Cap

Available Funds Cap:  A rate equal to the weighted average gross coupon rate less [0.63%] for servicing fees, trustee fees and certificate insurer premiums for the fixed-rate mortgage loans for such Payment Date.

Coupon Step-Up:       If the 10% Clean-up Call is not exercised, the coupon on
                      the Class A-5 Fixed-Rate Certificates shall be [.%] +
                      0.50% per annum.

Pricing Speed:        PPC 100 : GRP I  : [1-1 36% HEP]   [2-360 24% HEP]
                                GRP II : [1-1 37.5% HEP] [2-360 25% HEP]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- Delta Funding Home Equity Loan Trust 1996-3
  Home Equity Loan Asset-Backed Certificates, Series 1996-3

--------------------------------------------------------------------------------
                         Class A Group II Certificates

                           Class A-6
                           Variable-Rate
                           -------------
Approximate Face Amount:   [$30,000,000]

Average Life to Mat:       [3.52] years

Average Life to Call:      [3.26] years

Pass-Through Rate:         The lesser of:
                              1) One Month LIBOR + [] bps or after the Clean-up
                                 Call Date, LIBOR + 2x [] bps
                              2) The Available Funds Cap

Price:                     []

Yield:                     Variable

Pricing Speed:             PPC 100 : GRP I  : [1-1 36 HEP%    [2-360 24% HEP]
                                     GRP II : [1-1 37.5% HEP] [2-360 25% HEP]

Settlement:                [12/27/96]

Exp Maturity:              [11/25/14]

Exp Maturity to Call:      [03/25/05]

Final Maturity:            [11/25/26]

Day Count:                 actual/360

Payment Delay:             0 days.

Dated Date:                [12/27/96]

Payment Terms:             Monthly.

1st Payment Date:          [1/27/97]

Available Funds Cap:       A rate equal to the weighted average gross coupon
                           rate minus the [0.63%] for servicing fees, trustee fees and certificate insurer premiums for the Variable-Rate mortgage loans for such Payment Date and [50] Bp after month 6 for MBIA cushion.

Group II Net Funds Cap:
   Group II Adjusted Net Coupon:
      Net Coupon - fees ([63] bps)

   The Group II Net Funds Cap on each Distribution Date will be the lesser of:
      1) Weighted Average Gross Life Cap:    [ 16.409 ]%
         Less Servicing                      [  0.500 ]%
         Less Fees                           [  0.130 ]%
                                             ----------
                                             [ 15.779 ]%
         Less 50 Bp MBIA Cushion on month [13].

      2) Weighted Average Adjusted Net Coupon on the Group II loans for such Distribution Date.

Monthly Group II Net Funds Cap Summary:
(calculated on 30/360 basis)

Date:                 1/97     7/97      1/98      10/98
Adjusted Net Coupon:  [9.73%]  [10.14%]  [11.03%]  [11.22%]
Margin*:              [3.93%]   [4.33%]   [5.23%]   [5.42%]

*(Assuming 1M LIBOR as of closing of [5.5625%] and a spread of [0.24%], 1M LIBOR would have to rise by the corresponding Margin to fully adjust to the Net Funds Cap under this scenario).

Adjusted Net Coupon = (Group 2 Collateral Interest% - Servicing Fee% - Ongoing Trust Fees% - MBIA cushion%)**

** 50 Bp cushion starting on month 7.

Coupon Step-up:           If the 10% Clean-Up Call is not exercised, the coupon
                          on the Class A-6 Variable-Rate Certificates shall be 1M LIBOR + 2x [] bps.

Shortfall Reimbursement:  If on any Payment Date the Class A-6 Certificate
                          interest distribution amount is less than the Pass-Through Rate, the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the Class A-6 Certificate principal balance has been reduced to zero. The shortfall reimbursement feature will NOT be insured by the MBIA guarantee.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- Delta Funding Home Equity Loan Trust 1996-3
  Home Equity Loan Asset-Backed Certificates, Series 1996-3

--------------------------------------------------------------------------------

Title of Securities:    Delta Funding Home Equity Loan Trust 1996-3
                        Home Equity Loan Asset-Backed Certificates,
                        Series 1996-3

Description of
Transaction:            This approximately $[210,000,000] surety-wrapped
                        transaction is supported by two pools of closed-end, fixed- and adjustable rate home equity mortgage loans originated or purchased by Delta Funding Corp. The Class
                        A-1 Certificates will bear interest at a variable rate, subject to a net funds cap. The Class A-2 through A-5
                        Certificates will bear interest at their respective fixed rates. The Class A-6 Certificates will bear interest at a variable rate, subject to a net funds cap.
                        The Class A-1 through A-5 Certificates are sequentially-tranched and credit-enhanced through overcollateralization and an insurance policy issued by MBIA Insurance Corporation. The Class A-6 Certificates are pass-throughs and are also credit-enhanced through overcollateralization and an insurance policy issued by MBIA Insurance Corporation.

Servicer:               Delta Funding Corp.

Servicing Fee:          [50] basis points per annum.

Depositor:              [Prudential Securities Secured Financing Corporation].

Trustee:                Bankers Trust Company of California N.A.

Certificate Insurer:    MBIA Insurance Corporation ("MBIA"). MBIA's
                        claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance:  Timely interest and eventual principal payments on the
                        Class A Certificates will be 100% guaranteed by MBIA.

Aggregate
Certificate Balance:    Group I (A-1 through A-5)   $[180,000,000]
                        Group II (A-6)              $[ 30,000,000]

Pricing Speed:          PPC 100 : GRP I  : [1-1 36% HEP]   [2-360 24% HEP]
                                  GRP II : [1-1 37.5% HEP] [2-360 25% HEP]

Pricing Date:           [12//96]

Settlement Date:        [12/27/96]


Payment Date:           The 25th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on January 27, 1997.

Record Date:            With respect to the Class A-1 and Class A-6
                        Certificates, the Record Date will be the day immediately preceeding the related Payment Date.

                        With respect to the Classes A-2 through A-5
                        Certificates, the Record Date will be the last day of the calendar month immediately preceding the related Payment Date.

Interest Accrual:       For Class A-1 and Class A-6, interest will accrue from
                        the 25th of the preceding month until the 24th day of the current month based on an actual/360 day count.

                        For Classes A-2 through A-5, interest will accrue from the first day of the preceeding month until the 30th day of the preceeding month on a 30/360 count.

Certificate Ratings:    The Class A Certificates will be rated AAA by Standard
                        & Poor's and Aaa by Moody's.

Form of Class A
Certificates:           Book-entry form through DTC, Euroclear and CEDEL.

Denominations:          The Class A Certificates will be offered for purchase in
                        denominations of $25,000 and multiples of $1,000 in excess thereof.

ERISA: All of the Class A Certificates will be ERISA eligible from the start of the deal.

SMMEA: The Class A Group I Certificates will not be SMMEA eligible.
                        The Class A Group II Certificates will be SMMEA eligible.

Taxation:               REMIC.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- Delta Funding Home Equity Loan Trust 1996-3
  Home Equity Loan Asset-Backed Certificates, Series 1996-3

--------------------------------------------------------------------------------

Other Certificates:        The Trust will also issue a residual Class of
                           Certificates ("Class R") and a Class of fully insured
                           "interest only" certificates (the "Class S
                           Certificates"). The Class R and the Class S
                           Certificates are not offered hereby and will initially be retained by the Seller or affiliates thereof. The Class S Certificates have as their notional principal balance the Group I pool balance.

[Class S
Pass-Through Rate:         The weighted average coupon rate on the Mortgage
                           Loans less the sum of (i) the weighted average pass-through rate on the Class A Group I
                           Certificates; (ii) the sum of the Servicing Fee, Trustee Fee, and Certificate Insurer Fee; and (iii)
                           [TBD%].]

Credit Enhancement:        A combination of:
                              -monthly excess spread
                              -overcollateralization
                              -cross-collateralization
                              -the 100% wrap of MBIA guaranteeing timely
                               payment of interest and ultimate payment of principal.

Clean-up Call:             The Servicer has the option to purchase the
                           Certificates when the outstanding Pool Balance of the Mortgage Loans equals [10]% or less of the Original
                           Pool Balance.

Coupon Step-up:            If the Servicer does not exercise the Clean-up Call,
                           the coupon rate on the Class A-5 Fixed-Rate shall be [.%] + 0.50% and the coupon rate on the Class A-6
                           Variable-Rate Certificates shall be 1M LIBOR + 2x
                           []bps.

Prospectus:                The Class A Certificates are being offered pursuant
                           to a Prospectus which includes a Prospectus
                           Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:       Call PSI's ABS desk at 212-778-2741, Len Blum
                           (212-778-1397), Sean Arnold (212-778-4921), Lirenn
                           Tsai (212-778-3658), or Januar Laude (212-778-7176)
                           with any questions.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP PSSF62
Class         A1
1 Mo LIBOR = 5.5625
Settle 12/27/96

PPC 100 : GRP 1 : [1-1 36% HEP]   [2-360 24% HEP]
          GRP 2 : [1-1 37.5% HEP] [2-360 25% HEP]

PRICE    PPC 100    PPC 75    PPC  85    PPC 115     PPC 125
-----    ------     ------    -------    -------     -------
99-30    14.407     13.199    13.697     15.077      15.499
99-30+   12.805     11.899    12.273     13.307      13.624
99-31    11.203     10.599    10.848     11.538      11.749
99-31+    9.601      9.299     9.424      9.769       9.874
100-00    8.000      8.000     8.000      8.000       8.000
100-00+   6.399      6.701     6.576      6.232       6.126
100-01    4.798      5.402     5.153      4.464       4.253
100-01+   3.198      4.104     3.730      2.696       2.380
100-02    1.598      2.805     2.308      0.929       0.507

Avg. Life 1.000      1.244     1.130      0.902       0.850
Mod. Dur. 0.940      1.159     1.057      0.852       0.804
1st Pmt.  0.078      0.078     0.078      0.078       0.078
Last Pmt. 1.911      2.494     2.244      1.661       1.578

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP PSSF62
Class         A2
Accr 0.46258 1st Pmt 01/25/97
Settle 12/27/96

PPC 100 : GRP 1 : [1-1 36% HEP]   [2-360 24% HEP]
          GRP 2 : [1-1 37.5% HEP] [2-360 25% HEP]

PRICE    PPC 100    PPC 75    PPC  85    PPC 115     PPC 125
-----    ------     ------    -------    -------     -------
99-29     6.365      6.392     6.381      6.348       6.337
99-29+    6.359      6.388     6.376      6.342       6.330
99-30     6.353      6.383     6.371      6.335       6.323
99-30+    6.347      6.378     6.366      6.328       6.316
99-31     6.341      6.374     6.361      6.322       6.309
99-31+    6.336      6.369     6.356      6.315       6.301
100-00    6.330      6.365     6.351      6.308       6.294
100-00+   6.324      6.360     6.346      6.302       6.287
100-01    6.318      6.355     6.340      6.295       6.280
100-01+   6.312      6.351     6.335      6.289       6.273
100-02    6.306      6.346     6.330      6.282       6.265
100-02+   6.300      6.342     6.325      6.275       6.258
100-03    6.294      6.337     6.320      6.269       6.251
100-03+   6.289      6.332     6.315      6.262       6.244
100-04    6.283      6.328     6.310      6.255       6.237
100-04+   6.277      6.323     6.305      6.249       6.230

Avg. Life 3.001      3.949     3.508      2.619       2.412
Mod. Dur. 2.641      3.371     3.037      2.335       2.165
1st Pmt.  1.911      2.494     2.244      1.661       1.578
Last Pmt. 4.411      5.828     5.161      3.828       3.494

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP PSSF62
Class         A3
Accr 0.48244 1st Pmt 01/25/97
Settle 12/27/96

PPC 100 : GRP 1 : [1-1 36% HEP]   [2-360 24% HEP]
          GRP 2 : [1-1 37.5% HEP] [2-360 25% HEP]

PRICE    PPC 100    PPC 75    PPC  85    PPC 115     PPC 125
-----    ------     ------    -------    -------     --------
99-29     6.689      6.706     6.699      6.677       6.670
99-29+    6.685      6.703     6.696      6.673       6.665
99-30     6.681      6.700     6.693      6.669       6.661
99-30+    6.677      6.697     6.689      6.665       6.656
99-31     6.673      6.694     6.686      6.660       6.652
99-31+    6.670      6.691     6.683      6.656       6.647
100-00    6.666      6.688     6.679      6.652       6.642
100-00+   6.662      6.685     6.676      6.648       6.638
100-01    6.658      6.682     6.673      6.643       6.633
100-01+   6.655      6.679     6.670      6.639       6.629
100-02    6.651      6.676     6.666      6.635       6.624
100-02+   6.647      6.673     6.663      6.631       6.619
100-03    6.643      6.670     6.660      6.626       6.615
100-03+   6.640      6.667     6.656      6.622       6.610
100-04    6.636      6.664     6.653      6.618       6.606
100-04+   6.632      6.661     6.650      6.614       6.601

Avg. Life 5.000      6.634     5.878      4.335       3.975
Mod. Dur. 4.124      5.200     4.717      3.652       3.387
1st Pmt.  4.411      5.828     5.161      3.828       3.494
Last Pmt. 5.661      7.494     6.661      4.911       4.494


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP PSSF62
Class         A4
Accr 0.50194 1st Pmt 01/25/97
Settle 12/27/96

PPC 100 : GRP 1 : [1-1 36% HEP]   [2-360 24% HEP]
          GRP 2 : [1-1 37.5% HEP] [2-360 25% HEP]

                            ******* TO CALL *******

PRICE       PPC 100    PPC 75    PPC  85    PPC 115     PPC 125
-----       ------     ------    -------    -------     --------
99-29        6.982      6.995     6.990      6.974       6.968
99-29+       6.979      6.993     6.988      6.971       6.965
99-30        6.977      6.991     6.985      6.968       6.961
99-30+       6.974      6.988     6.983      6.964       6.958
99-31        6.971      6.986     6.980      6.961       6.954
99-31+       6.968      6.984     6.978      6.958       6.951
100-00       6.965      6.981     6.975      6.955       6.947
100-00+      6.962      6.979     6.972      6.951       6.944
100-01       6.959      6.977     6.970      6.948       6.940
100-01+      6.956      6.974     6.967      6.945       6.937
100-02       6.953      6.972     6.965      6.941       6.933
100-02+      6.950      6.970     6.962      6.938       6.930
100-03       6.947      6.967     6.960      6.935       6.926
100-03+      6.945      6.965     6.957      6.932       6.923
100-04       6.942      6.962     6.954      6.928       6.919
100-04+      6.939      6.960     6.952      6.925       6.916

Avg. Life    6.973      9.243     8.202      6.039       5.531
Mod. Dur.    5.347      6.597     6.048      4.772       4.444
1st Pmt.     5.661      7.494     6.661      4.911       4.494
Last Pmt. 03/25/05   12/25/07  09/25/06   02/25/04    07/25/03


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP PSSF62
Class         A5
Accr 0.51675 1st Pmt 01/25/97
Settle 12/27/96

PPC 100 : GRP 1 : [1-1 36% HEP]   [2-360 24% HEP]
          GRP 2 : [1-1 37.5% HEP] [2-360 25% HEP]

                            ******* TO CALL *******

PRICE       PPC 100    PPC 75    PPC  85    PPC 115     PPC 125
-----       ------     ------    -------    -------     --------
99-29        7.199      7.211     7.206      7.192       7.187
99-29+       7.197      7.209     7.204      7.189       7.184
99-30        7.194      7.206     7.202      7.186       7.181
99-30+       7.191      7.204     7.199      7.183       7.178
99-31        7.189      7.202     7.197      7.181       7.175
99-31+       7.186      7.200     7.195      7.178       7.172
100-00       7.184      7.198     7.193      7.175       7.169
100-00+      7.181      7.196     7.190      7.172       7.166
100-01       7.179      7.194     7.188      7.169       7.163
100-01+      7.176      7.192     7.186      7.166       7.160
100-02       7.173      7.190     7.183      7.163       7.157
100-02+      7.171      7.187     7.181      7.161       7.154
100-03       7.168      7.185     7.179      7.158       7.151
100-03+      7.166      7.183     7.177      7.155       7.148
100-04       7.163      7.181     7.174      7.152       7.144
100-04+      7.161      7.179     7.172      7.149       7.141

Avg. Life    8.244     10.994     9.744      7.161       6.578
Mod. Dur.    6.038      7.383     6.804      5.432       5.085
1st Pmt.     8.244     10.994     9.744      7.161       6.578
Last Pmt. 03/25/05   12/25/07  09/25/06   02/25/04    07/25/03


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP PSSF62
Class         A6
1 Mo LIBOR = 5.5625
Settle 12/27/96

PPC 100 : GRP 1 : [1-1 36% HEP]   [2-360 24% HEP]
          GRP 2 : [1-1 37.5% HEP] [2-360 25% HEP]

                            ******* TO CALL *******

PRICE       PPC 100    PPC 75    PPC  85    PPC 115     PPC 125
-----       ------     ------    -------    -------     --------
99-29       27.293     26.598    26.873     27.716      28.001
99-29+      26.744     26.165    26.394     27.096      27.334
99-30       26.195     25.732    25.915     26.476      26.667
99-30+      25.646     25.299    25.436     25.857      26.000
99-31       25.097     24.866    24.957     25.238      25.333
99-31+      24.549     24.433    24.478     24.619      24.666
100-00      24.000     24.000    24.000     24.000      24.000
100-00+     23.452     23.567    23.522     23.381      23.334
100-01      22.903     23.135    23.043     22.763      22.668
100-01+     22.355     22.703    22.565     22.144      22.002
100-02      21.807     22.270    22.087     21.526      21.336
100-02+     21.260     21.838    21.610     20.908      20.670
100-03      20.712     21.406    21.132     20.290      20.005
100-03+     20.164     20.974    20.654     19.672      19.340
100-04      19.617     20.542    20.177     19.055      18.675
100-04+     19.070     20.111    19.700     18.437      18.010

Avg. Life    3.256      4.326     3.829      2.831       2.602
Mod. Dur.    2.742      3.475     3.143      2.430       2.257
1st Pmt.     0.078      0.078     0.078      0.078       0.078
Last Pmt. 03/25/05   12/25/07  09/25/06   02/25/04    07/25/03


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

- DELTA
- Cut Off Date of Tape is 11/29/96
- FIX COLL (GROUP I)
- $114,748,198.67

- Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,529

Aggregate Unpaid Principal Balance:               $114,748,198.67
Aggregate Original Principal Balance:             $114,888,153.26

Weighted Average Gross Coupon:                            11.714%
Gross Coupon Range:                             8.250% -  18.440%

--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $75,047.87
Average Original Principal Balance:                    $75,139.41

Maximum Unpaid Principal Balance:                     $335,545.17
Minimum Unpaid Principal Balance:                       $8,169.24

Maximum Original Principal Balance:                   $336,000.00
Minimum Original Principal Balance:                     $8,200.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         221.177
Stated Rem Term Range:                          47.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        307.088
Amortized Rem Term Range:                       55.424 -  360.153

Weighted Average Age (First Pay thru Last Pay):             0.977
Age Range:                                       0.000 -   13.000

Weighted Average Original Term:                           222.154
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             66.983
Original LTV Range:                             6.250% -  90.000%

Weighted Average Current LTV:                              66.910
Current LTV Range:                              6.250% -  90.000%

Weighted Average Combined LTV:                             69.068
Combined LTV Range:                             6.250% -  90.000%

--------------------------------------------------------------------------------

                             CURRENT MORTGAGE AMOUNT

-------------------------------------------------------------------
                                                     Total
             Current                #     %         Current
          Mortgage Amt.            Loan  Pool       Balance

             Balance <=    25,000    137  2.38     $2,733,606.88
    25,000 < Balance <=    50,000    432 14.17    $16,265,310.82
    50,000 < Balance <=    75,000    356 19.25    $22,089,266.18
    75,000 < Balance <=   100,000    204 15.62    $17,928,352.50
   100,000 < Balance <=   150,000    300 31.85    $36,547,028.05
   150,000 < Balance <=   200,000     65  9.65    $11,076,534.45
   200,000 < Balance <=   250,000     30  5.82     $6,674,142.52
   250,000 < Balance <=   300,000      4   .96     $1,098,412.10
   300,000 < Balance <=   350,000      1   .29       $335,545.17
-------------------------------------------------------------------
Total.....                         1,529100.00%  $114,748,198.67
===================================================================

                             GEOGRAPHIC DISTRIBUTION

-------------------------------------------------------------------
                             Total
          #      %          Current
 State  Loans   Pool        Balance

AR          4     .20        $227,043.83
AZ          4     .23        $258,485.02
CA          1     .06         $64,000.00
CO          4     .36        $408,620.74
CT         25    1.62      $1,855,463.43
DC          6     .36        $407,578.05
DE          3     .33        $374,719.15
FL         68    3.50      $4,011,023.29
GA         27    1.34      $1,542,691.43
IL        110    6.30      $7,233,269.95
IN         22     .87        $997,340.64
KS          2     .05         $62,300.00
KY         11     .52        $592,203.35
MA         40    2.46      $2,821,777.12
MD         13     .91      $1,038,780.94
MI         70    3.09      $3,546,212.46
MN          4     .30        $341,166.52
MO         15     .58        $670,010.26
MS         18     .70        $804,146.74
NC         29    1.46      $1,672,354.81
NE          3     .22        $246,769.54
NH          2     .16        $187,347.96
NJ         66    4.69      $5,380,598.06
NM          1     .08         $91,820.88
NV          1     .02         $25,000.00
NY        721   57.31     $65,766,768.07

OH         90    4.01      $4,605,085.22
OK          9     .48        $550,667.74
OR          5     .37        $423,195.55
PA         83    3.40      $3,901,379.49
RI         20    1.05      $1,206,527.98
TN         35    2.02      $2,320,774.46
TX          1     .03         $29,213.60
UT          3     .10        $112,000.00
VA          7     .34        $393,567.99
VT          1     .10        $117,000.00
WA          3     .33        $382,350.00
WV          1     .02         $27,000.00
WY          1     .05         $51,944.40
-------------------------------------------------------------------
Total.. 1,529  100.00%   $114,748,198.67
===================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       COMBINED LTV RANGE

-------------------------------------------------------------------
                                                     Total
               LTV                #      %          Current
              RANGE              Loan   Pool        Balance

  5.000 < LTV <=  10.000             2    .02         $25,986.77
 10.000 < LTV <=  15.000             4    .07         $85,956.18
 15.000 < LTV <=  20.000            16    .38        $431,293.45
 20.000 < LTV <=  25.000            23    .80        $912,744.53
 25.000 < LTV <=  30.000            26    .75        $855,216.25
 30.000 < LTV <=  35.000            37   1.38      $1,577,913.12
 35.000 < LTV <=  40.000            47   2.00      $2,289,563.40
 40.000 < LTV <=  45.000            46   2.18      $2,504,971.10
 45.000 < LTV <=  50.000            78   3.89      $4,468,374.05
 50.000 < LTV <=  55.000            94   4.96      $5,694,593.53
 55.000 < LTV <=  60.000           113   6.56      $7,531,810.67
 60.000 < LTV <=  65.000           158  10.37     $11,896,691.51
 65.000 < LTV <=  70.000           185  11.65     $13,363,956.07
 70.000 < LTV <=  75.000           225  16.36     $18,771,378.89
 75.000 < LTV <=  80.000           353  28.04     $32,177,759.53
 80.000 < LTV <=  85.000            80   6.21      $7,127,403.83
 85.000 < LTV <=  90.000            42   4.39      $5,032,585.79
-------------------------------------------------------------------
Total.....                       1,529 100.00%   $114,748,198.67
===================================================================

                          GROSS COUPON

-------------------------------------------------------------------
                                                     Total
             Gross                #      %          Current
             Coupon              Loan   Pool        Balance

 8.00% < Gross Coupon <=  8.25%      1    .05         $61,924.00
 8.25% < Gross Coupon <=  8.50%      2    .13        $147,000.00
 8.75% < Gross Coupon <=  9.00%      5    .34        $391,069.03
 9.00% < Gross Coupon <=  9.25%      5    .31        $354,938.21
 9.25% < Gross Coupon <=  9.50%     21   1.71      $1,958,031.71
 9.50% < Gross Coupon <=  9.75%     30   2.58      $2,957,563.56
 9.75% < Gross Coupon <= 10.00%    112   9.32     $10,690,464.57
10.00% < Gross Coupon <= 10.25%     33   2.23      $2,557,729.71
10.25% < Gross Coupon <= 10.50%     82   6.21      $7,121,995.53
10.50% < Gross Coupon <= 10.75%     77   5.04      $5,778,296.09
10.75% < Gross Coupon <= 11.00%    151  10.64     $12,207,721.53
11.00% < Gross Coupon <= 11.25%     40   2.84      $3,263,933.03
11.25% < Gross Coupon <= 11.50%    102   6.60      $7,575,216.20
11.50% < Gross Coupon <= 11.75%     73   5.49      $6,297,746.14
11.75% < Gross Coupon <= 12.00%    167  11.73     $13,460,438.85
12.00% < Gross Coupon <= 12.25%     43   2.74      $3,145,737.43
12.25% < Gross Coupon <= 12.50%     95   5.44      $6,241,489.81
12.50% < Gross Coupon <= 12.75%     62   3.32      $3,804,410.95

12.75% < Gross Coupon <= 13.00%    136   8.87     $10,178,927.15
13.00% < Gross Coupon <= 13.25%     44   2.62      $3,009,288.91
13.25% < Gross Coupon <= 13.50%     66   3.47      $3,980,047.46
13.50% < Gross Coupon <= 13.75%     20    .85        $970,570.68
13.75% < Gross Coupon <= 14.00%     49   2.16      $2,480,421.53
14.00% < Gross Coupon <= 14.25%     25   1.18      $1,348,348.69
14.25% < Gross Coupon <= 14.50%     26   1.24      $1,423,145.08
14.50% < Gross Coupon <= 14.75%      8    .33        $380,675.32
14.75% < Gross Coupon <= 15.00%     21   1.03      $1,186,087.58
15.00% < Gross Coupon <= 15.25%      6    .30        $347,734.98
15.25% < Gross Coupon <= 15.50%      8    .45        $519,224.68
15.50% < Gross Coupon <= 15.75%      6    .26        $295,619.08
15.75% < Gross Coupon <= 16.00%      9    .35        $403,607.15
16.25% < Gross Coupon <= 16.50%      1    .01         $14,943.94
16.75% < Gross Coupon <= 17.00%      1    .03         $34,930.89
17.00% < Gross Coupon <= 17.25%      1    .07         $76,941.98
18.25% < Gross Coupon <= 18.50%      1    .07         $81,977.22
-------------------------------------------------------------------
Total.....                       1,529 100.00%   $114,748,198.67
===================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           ORIGINAL-MATURITY

-----------------------------------------------------------------
                                                    Total
Original                          #      %         Current
Maturity                         Loan   Pool       Balance

  060                                3    .12       $139,756.08
  084                                2    .08        $88,006.94
  120                               43   1.84     $2,107,769.29
  180                              917  58.60    $67,244,064.43
  240                              351  22.53    $25,849,100.65
  300                                7    .58       $661,716.95
  360                              206  16.26    $18,657,784.33
------------------------------------------------------------------
Total.....                       1,529 100.00%  $114,748,198.67
==================================================================

                                       AGE

------------------------------------------------------------------
                                                    Total
                                  #      %         Current
Loan Feature                     Loan   Pool       Balance

      .00                          533  36.85    $42,286,131.45
     1.00                          567  37.94    $43,539,148.30
     2.00                          329  19.57    $22,454,959.79
     3.00                           73   4.25     $4,877,176.50
     4.00                           15    .73       $833,716.64
     5.00                            7    .27       $308,497.51
     6.00                            2    .08        $96,493.48
     7.00                            1    .09        $98,855.85
    10.00                            1    .13       $154,219.15
    13.00                            1    .09        $99,000.00
------------------------------------------------------------------
Total.....                       1,529 100.00%  $114,748,198.67
==================================================================

                                 REMAINING TERM

-------------------------------------------------------------------
                                                     Total
                                  #      %          Current
         Remaining Term          Loan   Pool        Balance

 36 < Rem Term <=  48                1    .09         $99,000.00
 48 < Rem Term <=  60                2    .04         $40,756.08
 72 < Rem Term <=  84                2    .08         $88,006.94
108 < Rem Term <= 120               43   1.84      $2,107,769.29
168 < Rem Term <= 180              917  58.60     $67,244,064.43
228 < Rem Term <= 240              351  22.53     $25,849,100.65
288 < Rem Term <= 300                7    .58        $661,716.95
348 < Rem Term <= 360              206  16.26     $18,657,784.33
-------------------------------------------------------------------
Total.....                       1,529 100.00%   $114,748,198.67
===================================================================

                                    PROPERTY

--------------------------------------------------------------------
                                                      Total
                                  #      %           Current
       Loan Feature              Loan   Pool         Balance

1 Family                         1,025  59.63      $68,428,283.90
2-4 Family                         404  32.47      $37,262,044.56
5-8 Family                          21   1.79       $2,049,960.33
Condo                               21   1.07       $1,231,948.02
Mobile Home                          2    .06          $64,007.60
Multi Use                           56   4.98       $5,711,954.26
--------------------------------------------------------------------
Total.....                       1,529 100.00%    $114,748,198.67
====================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              OCCUPANCY

------------------------------------------------------------------
                                                     Total
                                  #      %          Current
                                 Loan   Pool        Balance

Owner Occ.                       1,345  87.84    $100,796,739.01
Non Owner Occ.                     184  12.16     $13,951,459.66
-------------------------------------------------------------------
Total.....                       1,529 100.00%   $114,748,198.67
===================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- DELTA
- Cut Off Date of Tape is 11/29/96
- ARM COLL. (GROUP II)
- $21,010,045.27

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                    199

Index:                                                 6 Mo LIBOR

Aggregate Unpaid Principal Balance:                $21,010,045.27
Aggregate Original Principal Balance:              $21,122,620.00

--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.358%
Gross Coupon Range:                             8.100% -  14.450%

--------------------------------------------------------------------------------

Weighted Average Margin (Gross):                           6.813%
Gross Margin Range:                             4.350% -   9.750%

Weighted Average Life Cap (Gross):                        16.409%
Gross Life Cap Range:                          10.250% -  20.875%

Weighted Average Life Floor (Gross):                       9.286%
Gross Life Floor Range:                         4.350% -  13.625%

--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $105,578.12
Average Original Principal Balance:                   $106,143.82

Maximum Unpaid Principal Balance:                     $388,577.18
Minimum Unpaid Principal Balance:                      $25,000.00

Maximum Original Principal Balance:                   $389,000.00
Minimum Original Principal Balance:                    $25,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         357.756
Stated Rem Term Range:                         179.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        355.389
Amortized Rem Term Range:                       42.344 -  360.019

Weighted Average Age (First Pay thru Last Pay):             1.153
Age Range:                                       0.000 -    9.000

Weighted Average Original Term:                           358.909
Original Term Range:                           180.000 -  360.000


Weighted Average Original LTV:                             70.222
Original LTV Range:                            15.625% -  90.000%

Weighted Average Current LTV:                              70.067
Current LTV Range:                             15.625% -  90.000%

Weighted Average Periodic Interest Cap:                    1.007%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Periodic Payment Cap:                     1.085%
Periodic Payment Cap Range:                     1.000% -   3.000%

Weighted Average Months to Interest Roll:                   6.631
Months to Interest Roll Range:                           3 -   25

Weighted Average Months to Payment Roll:                    7.631
Months to Payment Roll Range:                            4 -   26

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

Weighted Average Payment Roll Frequency:                    6.000
Payment Frequency Range:                                 6 -    6

--------------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          CURRENT MORTGAGE AMOUNT

-------------------------------------------------------------------
                                                     Total
             Current                #     %         Current
          Mortgage Amt.            Loan  Pool       Balance

             Balance <=    25,000      1   .12        $25,000.00
    25,000 < Balance <=    50,000     25  4.39       $922,760.26
    50,000 < Balance <=    75,000     49 14.43     $3,032,729.64
    75,000 < Balance <=   100,000     41 17.71     $3,721,766.48
   100,000 < Balance <=   150,000     46 26.17     $5,498,245.95
   150,000 < Balance <=   200,000     25 20.95     $4,402,168.32
   200,000 < Balance <=   250,000      6  6.71     $1,409,342.57
   250,000 < Balance <=   300,000      1  1.25       $263,606.48
   300,000 < Balance <=   350,000      2  2.90       $609,494.44
   350,000 < Balance <=   400,000      3  5.35     $1,124,931.13
-------------------------------------------------------------------
Total.....                           199100.00%   $21,010,045.27
===================================================================

                GEOGRAPHIC DISTRIBUTION

-------------------------------------------------------------------
                            Total
          #      %         Current
 State  Loans   Pool       Balance

CT          6    2.53       $531,762.65
FL          3    1.39       $292,141.25
GA          9    5.98     $1,255,655.99
IL         17    7.75     $1,627,405.00
IN          2     .54       $114,356.87
KY          1    1.07       $223,859.25
MA         24   13.67     $2,871,285.08
MD          1     .86       $180,000.00
MI         20    9.35     $1,965,011.78
MN          6    2.97       $623,275.08
MO          2     .35        $72,895.34
NC          1     .14        $29,755.73
NE          1     .37        $77,600.00
NH          1     .98       $206,250.00
NJ         21   11.44     $2,402,507.07
NY         35   20.14     $4,232,237.62
OH         17    5.96     $1,251,507.87
PA         20    8.91     $1,871,222.29
RI          8    2.43       $510,453.98
VA          2    1.00       $210,280.61
WA          2    2.19       $460,581.81
-------------------------------------------------------------------
Total..   199  100.00%   $21,010,045.27
===================================================================


                    COMBINED LTV RANGE

------------------------------------------------------------------
                                                    Total
               LTV                #      %         Current
              RANGE              Loan   Pool       Balance

 15.000 < LTV <=  20.000             2    .36        $75,000.00
 20.000 < LTV <=  25.000             2   1.99       $418,332.91
 30.000 < LTV <=  35.000             1    .66       $139,162.45
 40.000 < LTV <=  45.000             3   1.10       $231,749.53
 45.000 < LTV <=  50.000             7   2.83       $593,565.44
 50.000 < LTV <=  55.000            12   4.72       $991,389.06
 55.000 < LTV <=  60.000            11   4.58       $961,954.99
 60.000 < LTV <=  65.000            24  10.41     $2,186,342.78
 65.000 < LTV <=  70.000            33  15.41     $3,238,622.39
 70.000 < LTV <=  75.000            37  19.78     $4,156,127.78
 75.000 < LTV <=  80.000            57  33.41     $7,018,797.94
 80.000 < LTV <=  85.000             5   2.42       $509,000.00
 85.000 < LTV <=  90.000             5   2.33       $490,000.00
------------------------------------------------------------------
Total.....                         199 100.00%   $21,010,045.27
==================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             GROSS COUPON

------------------------------------------------------------------
                                                    Total
             Gross                #      %         Current
             Coupon              Loan   Pool       Balance

 8.00% < Gross Coupon <=  8.25%      2   2.56       $537,576.36
 8.25% < Gross Coupon <=  8.50%      2    .67       $141,300.00
 8.50% < Gross Coupon <=  8.75%      6   2.70       $568,030.60
 8.75% < Gross Coupon <=  9.00%     11   7.51     $1,578,372.97
 9.00% < Gross Coupon <=  9.25%      8   3.22       $677,248.38
 9.25% < Gross Coupon <=  9.50%     17   7.59     $1,593,706.19
 9.50% < Gross Coupon <=  9.75%     12   4.44       $933,506.09
 9.75% < Gross Coupon <= 10.00%     22  13.16     $2,765,588.89
10.00% < Gross Coupon <= 10.25%     10   4.76       $999,179.46
10.25% < Gross Coupon <= 10.50%     24  11.74     $2,467,008.28
10.50% < Gross Coupon <= 10.75%     11   5.68     $1,193,852.15
10.75% < Gross Coupon <= 11.00%     18  11.29     $2,372,556.98
11.00% < Gross Coupon <= 11.25%     13   7.06     $1,483,169.99
11.25% < Gross Coupon <= 11.50%     10   5.12     $1,076,047.68
11.50% < Gross Coupon <= 11.75%     10   5.29     $1,111,388.30
11.75% < Gross Coupon <= 12.00%      6   2.18       $458,946.75
12.00% < Gross Coupon <= 12.25%      1    .28        $58,500.00
12.25% < Gross Coupon <= 12.50%      5   1.34       $282,174.75
12.50% < Gross Coupon <= 12.75%      1    .24        $50,451.73
12.75% < Gross Coupon <= 13.00%      2    .49       $103,466.23
13.00% < Gross Coupon <= 13.25%      3    .95       $198,691.89
13.25% < Gross Coupon <= 13.50%      2    .94       $196,500.00
13.50% < Gross Coupon <= 13.75%      1    .25        $51,981.60
13.75% < Gross Coupon <= 14.00%      1    .40        $83,300.00
14.25% < Gross Coupon <= 14.50%      1    .13        $27,500.00
------------------------------------------------------------------
Total.....                         199 100.00%   $21,010,045.27
==================================================================

                          ORIGINAL-MATURITY

------------------------------------------------------------------
                                                     Total
Original                          #      %          Current
Maturity                         Loan   Pool        Balance

  180                                1    .17         $35,905.17
  240                                2    .65        $137,177.31
  360                              196  99.18     $20,836,962.79
-------------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
===================================================================

                       REMAINING TERM

-------------------------------------------------------------------
                                                     Total
                                  #      %          Current
         Remaining Term          Loan   Pool        Balance

168 < Rem Term <= 180                1    .17         $35,905.17
228 < Rem Term <= 240                2    .65        $137,177.31
348 < Rem Term <= 360              196  99.18     $20,836,962.79
-------------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
===================================================================

                       LOAN AGE IN MONTHS

-------------------------------------------------------------------
                                                     Total
                                  #      %          Current
Loan Feature                     Loan   Pool        Balance

      .00                           66  33.37      $7,010,855.00
     1.00                           56  29.59      $6,217,378.90
     2.00                           56  28.64      $6,018,086.89
     3.00                           16   6.53      $1,372,330.08
     4.00                            4   1.59        $334,828.17
     9.00                            1    .27         $56,566.23
-------------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
===================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          PROPERTY

------------------------------------------------------------------
                                                    Total
                                  #      %         Current
       Loan Feature              Loan   Pool       Balance

1 Family                           164  81.97    $17,222,109.68
2-4 Family                          31  16.08     $3,377,989.37
Condo                                4   1.95       $409,946.22
------------------------------------------------------------------
Total.....                         199 100.00%   $21,010,045.27
==================================================================

                          OCCUPANCY

------------------------------------------------------------------
                                                     Total
                                  #      %          Current
                                 Loan   Pool        Balance

Owner Occ.                         173  87.73     $18,432,628.25
Non Owner Occ.                      26  12.27      $2,577,417.02
-------------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
===================================================================

                          GROSS MARGIN

---------------------------------------------------------------
                                                      Total
             Gross                #      %           Current
             Margin              Loan   Pool         Balance

 4.25% < Gross Margin <=  4.50%      2   1.07        $225,051.17
 4.50% < Gross Margin <=  4.75%      1    .20         $41,300.00
 4.75% < Gross Margin <=  5.00%      9   4.09        $859,902.23
 5.00% < Gross Margin <=  5.25%      3   1.01        $212,523.87
 5.25% < Gross Margin <=  5.50%     15   5.60      $1,177,493.41
 5.50% < Gross Margin <=  5.75%     12   6.89      $1,446,810.51
 5.75% < Gross Margin <=  6.00%     16   7.29      $1,532,320.27
 6.00% < Gross Margin <=  7.00%     63  35.20      $7,395,087.13
 7.00% < Gross Margin <=  8.00%     52  30.04      $6,312,250.95
 8.00% < Gross Margin <=  9.00%     19   6.21      $1,304,266.01
 9.00% < Gross Margin <= 10.00%      7   2.39        $503,039.72
----------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           Gross Life Cap

----------------------------------------------------------------
                                                      Total
             Gross                #      %           Current
            Life Cap             Loan   Pool         Balance

10.00% < Gross Life Cap <= 10.25     1    .61        $127,161.94
14.00% < Gross Life Cap <= 14.25     2   2.56        $537,576.36
14.25% < Gross Life Cap <= 14.50     3   1.06        $222,300.00
14.50% < Gross Life Cap <= 14.75     4   2.31        $484,678.45
14.75% < Gross Life Cap <= 15.00    10   7.13      $1,497,372.97
15.00% < Gross Life Cap <= 15.25     7   2.41        $505,518.64
15.25% < Gross Life Cap <= 15.50    14   6.72      $1,412,755.87
15.50% < Gross Life Cap <= 15.75    12   4.19        $880,659.74
15.75% < Gross Life Cap <= 16.00    19  12.10      $2,541,568.72
16.00% < Gross Life Cap <= 16.25    10   4.97      $1,043,747.26
16.25% < Gross Life Cap <= 16.50    26  12.28      $2,579,920.75
16.50% < Gross Life Cap <= 16.75     9   4.45        $934,912.47
16.75% < Gross Life Cap <= 17.00    21  12.36      $2,596,577.15
17.00% < Gross Life Cap <= 17.25    11   5.63      $1,183,359.95
17.25% < Gross Life Cap <= 17.50    12   5.70      $1,197,554.88
17.50% < Gross Life Cap <= 17.75    11   6.44      $1,353,579.91
17.75% < Gross Life Cap <= 18.00     5   1.84        $385,939.53
18.00% < Gross Life Cap <= 18.25     3   1.71        $358,310.04
18.25% < Gross Life Cap <= 18.50     5   1.24        $259,674.75
18.50% < Gross Life Cap <= 18.75     3    .71        $149,928.95
18.75% < Gross Life Cap <= 19.00     1    .35         $73,007.22
19.00% < Gross Life Cap <= 19.25     3    .95        $198,691.89
19.25% < Gross Life Cap <= 19.50     3   1.17        $246,500.00
19.50% < Gross Life Cap <= 19.75     1    .25         $51,981.60
19.75% < Gross Life Cap <= 20.00     2    .49        $103,466.23
20.75% < Gross Life Cap <= 21.00     1    .40         $83,300.00
----------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
================================================================

                         Gross Life Floor

-----------------------------------------------------------------
                                                       Total
             Gross                #      %            Current
           Life Floor            Loan   Pool          Balance

 4.25% < Life Floor <=  4.50%        2   1.07         $225,051.17
 4.75% < Life Floor <=  5.00%        4   1.35         $282,914.78
 5.25% < Life Floor <=  5.50%        3   1.18         $248,203.49
 5.50% < Life Floor <=  5.75%        5   3.15         $660,793.79
 5.75% < Life Floor <=  6.00%        3   2.19         $461,121.78
 6.00% < Life Floor <=  6.25%        4   2.02         $424,077.22
 6.25% < Life Floor <=  6.50%        5   1.55         $324,881.62
 6.50% < Life Floor <=  6.75%        9   4.74         $996,305.65
 6.75% < Life Floor <=  7.00%        2    .68         $142,750.00

 7.00% < Life Floor <=  7.25%        6   3.40         $713,620.65
 7.25% < Life Floor <=  7.50%        3   1.25         $262,678.95
 7.50% < Life Floor <=  7.75%        4   2.35         $493,105.42
 7.75% < Life Floor <=  8.00%        1    .80         $167,926.66
 8.00% < Life Floor <=  8.25%        4   2.53         $531,767.48
 8.25% < Life Floor <=  8.50%        4   1.63         $343,100.00
 8.50% < Life Floor <=  8.75%        5   1.48         $311,981.67
 8.75% < Life Floor <=  9.00%        7   5.02       $1,055,487.02
 9.00% < Life Floor <=  9.25%        6   2.23         $469,146.01
 9.25% < Life Floor <=  9.50%       13   5.64       $1,184,416.59
 9.50% < Life Floor <=  9.75%       13   5.10       $1,071,678.72
 9.75% < Life Floor <= 10.00%       15   9.84       $2,067,449.70
10.00% < Life Floor <= 10.25%        8   4.34         $912,423.73
10.25% < Life Floor <= 10.50%       15   7.11       $1,494,195.43
10.50% < Life Floor <= 10.75%       10   5.58       $1,171,855.53
10.75% < Life Floor <= 11.00%       11   7.57       $1,590,059.02
11.00% < Life Floor <= 11.25%        8   4.20         $881,893.82
11.25% < Life Floor <= 11.50%        8   4.29         $901,606.75
11.50% < Life Floor <= 11.75%        5   2.57         $539,184.42
11.75% < Life Floor <= 12.00%        4   1.71         $359,451.41
12.25% < Life Floor <= 12.50%        4   1.04         $217,717.23
12.50% < Life Floor <= 12.75%        1    .24          $50,451.73
12.75% < Life Floor <= 13.00%        2    .49         $103,466.23
13.00% < Life Floor <= 13.25%        2    .48         $100,800.00
13.25% < Life Floor <= 13.50%        2    .94         $196,500.00
13.50% < Life Floor <= 13.75%        1    .25          $51,981.60
-----------------------------------------------------------------
Total.....                         199 100.00%     $21,010,045.27
=================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Preliminary Information for Delta Funding Home Equity Loan Trust 1996-3 Home Equity Loan Asset-Backed Certificates, Series 1996-3

- Delta Funding Corporation
  Seller and Servicer

- Delta Funding Home Equity Loan Trust 1996-3

-----------------------------------------------------------------------------------------
Class A-1 Certificates   $[70,100,000]   Variable-Rate Certificates   1M LIBOR + [8] bps
Class A-2 Certificates   $[56,900,000]   Fixed-Rate Certificates      [6.525]%
Class A-3 Certificates   $[16,100,000]   Fixed-Rate Certificates      [6.825]%
Class A-4 Certificates   $[22,400,000]   Fixed-Rate Certificates      [7.075]%
Class A-5 Certificates   $[14,500,000]   Fixed-Rate Certificates      [7.250]%
Class A-6 Certificates   $[30,000,000]   Variable-Rate Certificates   1M LIBOR + [22] bps

The information herein has been provided solely by PSI based on information provided by Delta Funding Corp. and its affiliates ("Delta"). PSI makes no representation as to the accuracy of such information provided to it by Delta. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

- Delta Funding Home Equity Loan Trust 1996-3
  Home Equity Loan Asset-Backed Certificates, Series 1996-3

------------------------------------------------------------------------------------------------------------
                                    Class A Group I Certificates

                Class A-1       Class A-2      Class A-3      Class A-4      Class A-5
                Variable-Rate   Fixed-Rate     Fixed-Rate     Fixed-Rate     Fixed-Rate
                -------------   ----------     ----------     ----------     ----------
Approximate
Face Amount:    $[70,100,000]   $[56,900,000]  $[16,100,000]  $[22,400,000]  $[14,500,000]

Avg Life:       [1.02]          [3.03]         [5.03]         [7.04]         [11.35]

Avg Life:       [1.02]          [3.03]         [5.03]         [7.00]         [8.24]
to Call

Coupon:         1M L + [8]bps*  [6.525%]       [6.825%]       [7.075%]       [7.25%] or [7.25%]+ 0.50% after
                                                                             the 10% Clean-up Call Date

Price:          100-00          99-31+         99-31          99-30          100-00

Yield (CBE):    Variable        6.46%          6.82%          7.10%          7.28%

Spread(bp):     8               64             84             98             109

Benchmark:      1ML             3yr            5yr            5 7/8 2-'04    7 1/2 2-'05

Pricing Spd:    PPC 100         PPC 100        PPC 100        PPC 100        PPC 100

Settlement:     [12/27/96]      [12/27/96]     [12/27/96]     [12/27/96]     [12/27/96]

Exp Mat:        [11/25/98]      [05/25/01]     [08/25/02]     [10/25/05]     [11/25/11]

Exp. Mat
to Call:        [11/25/98]      [05/25/01]     [08/25/02]     [03/25/05]     [03/25/05]

Final Mat:      [10/25/11]      [10/25/11]     [02/25/15]     [03/25/19]     [11/25/26]

Day Count:      Actual/360      30/360         30/360         30/360         30/360

Pymt Delay:     [0] days        [24] days      [24] days      [24] days      [24] days

Dated Date:     [12/27/96]      [12/1/96]      [12/1/96]      [12/1/96]      [12/1/96]

Pymt Terms:     Monthly         Monthly        Monthly        Monthly        Monthly

1st Pymt Date:  [1/25/97]       [1/25/97]      [1/25/97]      [1/25/97]      [1/25/97]


*Pass-Through Rate is the lesser of:
   1) One Month LIBOR + [8]bps
   2) The Available Funds Cap

Available Funds Cap:  A rate equal to the weighted average gross coupon rate less [0.62%] for servicing fees, trustee fees and certificate insurer premiums for the fixed-rate mortgage loans for such Payment Date.

Coupon Step-Up:       If the 10% Clean-up Call is not exercised, the coupon on
                      the Class A-5 Fixed-Rate Certificates shall be [7.25%] +
                      0.50% per annum.

Pricing Speed:        PPC 100 : GRP I  : [1-1 36% HEP]   [2-360 24% HEP]
                                GRP II : [1-1 37.5% HEP] [2-360 25% HEP]

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- Delta Funding Home Equity Loan Trust 1996-3
  Home Equity Loan Asset-Backed Certificates, Series 1996-3

--------------------------------------------------------------------------------
                          Class A Group II Certificates

                          Class A-6
                          Variable-Rate
                          -------------
Approximate Face Amount:  [$30,000,000]

Average Life to Mat:      [3.53] years

Average Life to Call:     [3.27] years

Pass-Through Rate:        The lesser of:
                             1) One Month LIBOR + [22] bps or after the Clean-up
                                Call Date, LIBOR + 2x [22] bps
                             2) The Available Funds Cap

Price:                    100-00

Yield:                    Variable

Pricing Speed:            PPC 100 : GRP I  : [1-1 36% HEP]   [2-360 24% HEP]
                                    GRP II : [1-1 37.5% HEP] [2-360 25% HEP]

Settlement:               [12/27/96]

Exp Maturity:             [11/25/14]

Exp Maturity to Call:     [03/25/05]

Final Maturity:           [11/25/26]

Day Count:                actual/360

Payment Delay:            0 days.

Dated Date:               [12/27/96]

Payment Terms:            Monthly.

1st Payment Date:         [1/25/97]

Available Funds Cap:      A rate equal to the weighted average gross coupon rate
                          minus the [0.62%] for servicing fees, trustee fees and certificate insurer premiums for the Variable-Rate mortgage loans for such Payment Date and 50 Bp after month 12 for MBIA cushion.

Group II Net Funds Cap:
   Group II Adjusted Net Coupon:
      Net Coupon - fees ([62] bps)

   The Group II Net Funds Cap on each Distribution Date will be the lesser of:
      1) Weighted Average Gross Life Cap:     [ 16.409 ]%
         Less Servicing                       [  0.500 ]%
         Less Fees                            [  0.120 ]%
                                              ----------
                                              [ 15.789 ]%
         Less 50 Bp MBIA Cushion on month [13].

      2) Weighted Average Adjusted Net Coupon on the Group II loans for such Distribution Date.

Monthly Group II Net Funds Cap Summary:
(calculated on 30/360 basis)
Date:                 1/97      7/97       1/98       10/98
Adjusted Net Coupon:  [9.74%]   [10.65%]   [11.04%]   [11.23%]
Margin*:              [3.96%]    [4.87%]    [5.26%]    [5.45%]

*(Assuming 1M LIBOR as of closing of [5.5625%] and a spread of [0.22%], 1M LIBOR would have to rise by the corresponding Margin to fully adjust to the Net Funds Cap under this scenario).

Adjusted Net Coupon = (Group 2 Collateral Interest% - Servicing Fee% - Ongoing Trust Fees% - MBIA cushion%)**

** 50 Bp cushion starting on month 13.

Coupon Step-up:           If the 10% Clean-Up Call is not exercised, the coupon
                          on the Class A-6 Variable-Rate Certificates shall be 1M LIBOR + 2x [22] bps.

Shortfall Reimbursement:  If on any Payment Date the Class A-6 Certificate
                          interest distribution amount is less than the Pass-Through Rate, the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the Class A-6 Certificate principal balance has been reduced to zero. The shortfall reimbursement feature will NOT be insured by the MBIA guarantee.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- Delta Funding Home Equity Loan Trust 1996-3
  Home Equity Loan Asset-Backed Certificates, Series 1996-3

--------------------------------------------------------------------------------

Title of Securities:   Delta Funding Home Equity Loan Trust 1996-3
                       Home Equity Loan Asset-Backed Certificates, Series 1996-3

Description of
Transaction:           This approximately $[210,000,000] surety-wrapped
                       transaction is supported by two pools of closed-end, fixed- and adjustable rate home equity mortgage loans originated or purchased by Delta Funding Corp. The Class
                       A-1 Certificates will bear interest at a variable rate, subject to a net funds cap. The Class A-2 through A-5
                       Certificates will bear interest at their respective fixed rates. The Class A-6 Certificates will bear interest at a variable rate, subject to a net funds cap. The Class A-1 through A-5 Certificates are sequentially- tranched and credit-enhanced through overcollateralization and an insurance policy issued by MBIA Insurance Corporation.
                       The Class A-6 Certificates are pass-throughs and are also credit-enhanced through overcollateralization and an insurance policy issued by MBIA Insurance Corporation.

Servicer:              Delta Funding Corp.

Servicing Fee:         [50] basis points per annum.

Depositor:             Prudential Securities Secured Financing Corporation .

Trustee:               Bankers Trust Company of California N.A.

Certificate Insurer:   MBIA Insurance Corporation ("MBIA"). MBIA's claims-paying
                       ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance: Timely interest and eventual principal payments on the
                       Class A Certificates will be 100% guaranteed by MBIA.

Aggregate
Certificate Balance:   Group I (A-1 through A-5)   $[180,000,000]
                       Group II (A-6)              $ [30,000,000]

Pricing Speed:         PPC 100 : GRP 1  : [1-1 36% HEP]   [2-360 24% HEP]
                                 GRP II : [1-1 37.5% HEP] [2-360 25% HEP]

Pricing Date:          [12/5/96]

Settlement Date:       [12/27/96]

Payment Date:          The 25th day of each month or, if such day is not a
                       business day, the next succeeding business day, beginning on January 27, 1997.

Record Date:           With respect to the Class A-1 and Class A-6 Certificates,
                       the Record Date will be the day immediately preceeding the related Payment Date.

                       With respect to the Classes A-2 through A-5 Certificates, the Record Date will be the last day of the calendar month immediately preceding the related Payment Date.

Interest Accrual:      For Class A-1 and Class A-6, interest will accrue from
                       the 25th of the preceding month until the 24th day of the current month based on an actual/360 day count.

                       For Classes A-2 through A-5, interest will accrue from the first day of the preceeding month until the 30th day of the preceeding month on a 30/360 count.

Certificate Ratings:   The Class A Certificates will be rated AAA by Standard &
                       Poor's and Aaa by Moody's.

Form of Class A
Certificates:          Book-entry form through DTC, Euroclear and CEDEL.

Denominations:         The Class A Certificates will be offered for purchase in
                       denominations of $25,000 and multiples of $1,000 in excess thereof.

ERISA: All of the Class A Certificates will be ERISA eligible from the start of the deal.

SMMEA: The Class A Group I Certificates will not be SMMEA eligible.
                       The Class A Group II Certificates will be SMMEA eligible.

Taxation:              REMIC.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

- DELTA
- Cut Off Date of Tape is 11/29/96 - FIX COLL (GROUP I)
- $114,748,198.67
- Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,529

Aggregate Unpaid Principal Balance:               $114,748,198.67
Aggregate Original Principal Balance:             $114,888,153.26

Weighted Average Gross Coupon:                            11.714%
Gross Coupon Range:                             8.250% -  18.440%

--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $75,047.87
Average Original Principal Balance:                    $75,139.41

Maximum Unpaid Principal Balance:                     $335,545.17
Minimum Unpaid Principal Balance:                       $8,169.24

Maximum Original Principal Balance:                   $336,000.00
Minimum Original Principal Balance:                     $8,200.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         221.177
Stated Rem Term Range:                          47.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        307.088
Amortized Rem Term Range:                       55.424 -  360.153

Weighted Average Age (First Pay thru Last Pay):             0.977
Age Range:                                       0.000 -   13.000

Weighted Average Original Term:                           222.154
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             66.983
Original LTV Range:                             6.250% -  90.000%

Weighted Average Current LTV:                              66.910
Current LTV Range:                              6.250% -  90.000%

Weighted Average Combined LTV:                             69.068
Combined LTV Range:                             6.250% -  90.000%

--------------------------------------------------------------------------------

                             CURRENT MORTGAGE AMOUNT

-------------------------------------------------------------------
                                                     Total
             Current                #     %         Current
          Mortgage Amt.            Loan  Pool       Balance

             Balance <=    25,000    137  2.38     $2,733,606.88
    25,000 < Balance <=    50,000    432 14.17    $16,265,310.82
    50,000 < Balance <=    75,000    356 19.25    $22,089,266.18
    75,000 < Balance <=   100,000    204 15.62    $17,928,352.50
   100,000 < Balance <=   150,000    300 31.85    $36,547,028.05
   150,000 < Balance <=   200,000     65  9.65    $11,076,534.45
   200,000 < Balance <=   250,000     30  5.82     $6,674,142.52
   250,000 < Balance <=   300,000      4   .96     $1,098,412.10
   300,000 < Balance <=   350,000      1   .29       $335,545.17
-------------------------------------------------------------------
Total.....                         1,529100.00%  $114,748,198.67
===================================================================

                             GEOGRAPHIC DISTRIBUTION

 ---------------------------------------------------------------------
                             Total
          #      %          Current
 State  Loans   Pool        Balance

AR          4     .20        $227,043.83
AZ          4     .23        $258,485.02
CA          1     .06         $64,000.00
CO          4     .36        $408,620.74
CT         25    1.62      $1,855,463.43
DC          6     .36        $407,578.05
DE          3     .33        $374,719.15
FL         68    3.50      $4,011,023.29
GA         27    1.34      $1,542,691.43
IL        110    6.30      $7,233,269.95
IN         22     .87        $997,340.64
KS          2     .05         $62,300.00
KY         11     .52        $592,203.35
MA         40    2.46      $2,821,777.12
MD         13     .91      $1,038,780.94
MI         70    3.09      $3,546,212.46
MN          4     .30        $341,166.52
MO         15     .58        $670,010.26
MS         18     .70        $804,146.74
NC         29    1.46      $1,672,354.81
NE          3     .22        $246,769.54
NH          2     .16        $187,347.96
NJ         66    4.69      $5,380,598.06
NM          1     .08         $91,820.88
NV          1     .02         $25,000.00
NY        721   57.31     $65,766,768.07

OH         90    4.01      $4,605,085.22
OK          9     .48        $550,667.74
OR          5     .37        $423,195.55
PA         83    3.40      $3,901,379.49
RI         20    1.05      $1,206,527.98
TN         35    2.02      $2,320,774.46
TX          1     .03         $29,213.60
UT          3     .10        $112,000.00
VA          7     .34        $393,567.99
VT          1     .10        $117,000.00
WA          3     .33        $382,350.00
WV          1     .02         $27,000.00
WY          1     .05         $51,944,40
-------------------------------------------------------------------
Total.. 1,529  100.00%   $114,748,198.67
===================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                ORIGINAL-MATURITY

-----------------------------------------------------------------
                                                    Total
Original                          #      %         Current
Maturity                         Loan   Pool       Balance

  060                                3    .12       $139,756.08
  084                                2    .08        $88,006.94
  120                               43   1.84     $2,107,769.29
  180                              917  58.60    $67,244,064.43
  240                              351  22.53    $25,849,100.65
  300                                7    .58       $661,716.95
  360                              206  16.26    $18,657,784.33
------------------------------------------------------------------
Total.....                       1,529 100.00%  $114,748,198.67
==================================================================

                                       AGE

------------------------------------------------------------------
                                                    Total
                                  #      %         Current
Loan Feature                     Loan   Pool       Balance

      .00                          533  36.85    $42,286,131.45
     1.00                          567  37.94    $43,539,148.30
     2.00                          329  19.57    $22,454,959.79
     3.00                           73   4.25     $4,877,176.50
     4.00                           15    .73       $833,716.64
     5.00                            7    .27       $308,497.51
     6.00                            2    .08        $96,493.48
     7.00                            1    .09        $98,855.85
    10.00                            1    .13       $154,219.15
    13.00                            1    .09        $99,000.00
------------------------------------------------------------------
Total.....                       1,529 100.00%  $114,748,198.67
==================================================================

                                 REMAINING TERM

-------------------------------------------------------------------
                                                     Total
                                  #      %          Current
         Remaining Term          Loan   Pool        Balance

 36 < Rem Term <=  48                1    .09         $99,000.00
 48 < Rem Term <=  60                2    .04         $40,756.08
 72 < Rem Term <=  84                2    .08         $88,006.94
108 < Rem Term <= 120               43   1.84      $2,107,769.29
168 < Rem Term <= 180              917  58.60     $67,244,064.43
228 < Rem Term <= 240              351  22.53     $25,849,100.65
288 < Rem Term <= 300                7    .58        $661,716.95
348 < Rem Term <= 360              206  16.26     $18,657,784.33
-------------------------------------------------------------------
Total.....                       1,529 100.00%   $114,748,198.67
===================================================================

                                    PROPERTY

--------------------------------------------------------------------
                                                      Total
                                  #      %           Current
       Loan Feature              Loan   Pool         Balance

1 Family                         1,025  59.63      $68,428,283.90
2-4 Family                         404  32.47      $37,262,044.56
5-8 Family                          21   1.79       $2,049,960.33
Condo                               21   1.07       $1,231,948.02
Mobile Home                          2    .06          $64,007.60
Multi Use                           56   4.98       $5,711,954.26
--------------------------------------------------------------------
Total.....                       1,529 100.00%    $114,748,198.67
====================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                    OCCUPANCY

------------------------------------------------------------------
                                                     Total
                                  #      %          Current
                                 Loan   Pool        Balance

Owner Occ.                       1,345  87.84    $100,796,739.01
Non Owner Occ.                     184  12.16     $13,951,459.66
-------------------------------------------------------------------
Total.....                       1,529 100.00%   $114,748,198.67
===================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

- DELTA
- Cut Off Date of Tape is 11/29/96
- ARM COLL. (GROUP II)
- $21,010,045.27

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                    199

Index:                                                 6 Mo LIBOR

Aggregate Unpaid Principal Balance:                $21,010,045.27
Aggregate Original Principal Balance:              $21,122,620.00

--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.358%
Gross Coupon Range:                             8.100% -  14.450%

--------------------------------------------------------------------------------

Weighted Average Margin (Gross):                           6.813%
Gross Margin Range:                             4.350% -   9.750%

Weighted Average Life Cap (Gross):                        16.409%
Gross Life Cap Range:                          10.250% -  20.875%

Weighted Average Life Floor (Gross):                       9.286%
Gross Life Floor Range:                         4.350% -  13.625%

--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $105,578.12
Average Original Principal Balance:                   $106,143.82

Maximum Unpaid Principal Balance:                     $388,577.18
Minimum Unpaid Principal Balance:                      $25,000.00

Maximum Original Principal Balance:                   $389,000.00
Minimum Original Principal Balance:                    $25,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         357.756
Stated Rem Term Range:                         179.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        355.389
Amortized Rem Term Range:                       42.344 -  360.019

Weighted Average Age (First Pay thru Last Pay):             1.153
Age Range:                                       0.000 -    9.000

Weighted Average Original Term:                           358.909
Original Term Range:                           180.000 -  360.000

Weighted Average Original LTV:                             70.222
Original LTV Range:                            15.625% -  90.000%

Weighted Average Current LTV:                              70.067
Current LTV Range:                             15.625% -  90.000%

Weighted Average Periodic Interest Cap:                    1.007%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Periodic Payment Cap:                     1.085%
Periodic Payment Cap Range:                     1.000% -   3.000%

Weighted Average Months to Interest Roll:                   6.631
Months to Interest Roll Range:                           3 -   25

Weighted Average Months to Payment Roll:                    7.631
Months to Payment Roll Range:                            4 -   26

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

Weighted Average Payment Roll Frequency:                    6.000
Payment Frequency Range:                                 6 -    6

--------------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             CURRENT MORTGAGE AMOUNT

-------------------------------------------------------------------
                                                     Total
             Current                #     %         Current
          Mortgage Amt.            Loan  Pool       Balance

             Balance <=    25,000      1   .12        $25,000.00
    25,000 < Balance <=    50,000     25  4.39       $922,760.26
    50,000 < Balance <=    75,000     49 14.43     $3,032,729.64
    75,000 < Balance <=   100,000     41 17.71     $3,721,766.48
   100,000 < Balance <=   150,000     46 26.17     $5,498,245.95
   150,000 < Balance <=   200,000     25 20.95     $4,402,168.32
   200,000 < Balance <=   250,000      6  6.71     $1,409,342.57
   250,000 < Balance <=   300,000      1  1.25       $263,606.48
   300,000 < Balance <=   350,000      2  2.90       $609,494.44
   350,000 < Balance <=   400,000      3  5.35     $1,124,931.13
-------------------------------------------------------------------
Total.....                           199100.00%   $21,010,045.27
===================================================================

                             GEOGRAPHIC DISTRIBUTION

 --------------------------------------------------------------------
                            Total
          #      %         Current
 State  Loans   Pool       Balance

CT          6    2.53       $531,762.65
FL          3    1.39       $292,141.25
GA          9    5.98     $1,255,655.99
IL         17    7.75     $1,627,405.00
IN          2     .54       $114,356.87
KY          1    1.07       $223,859.25
MA         24   13.67     $2,871,285.08
MD          1     .86       $180,000.00
MI         20    9.35     $1,965,011.78
MN          6    2.97       $623,275.08
MO          2     .35        $72,895.34
NC          1     .14        $29,755.73
NE          1     .37        $77,600.00
NH          1     .98       $206,250.00
NJ         21   11.44     $2,402,507.07
NY         35   20.14     $4,232,237.62
OH         17    5.96     $1,251,507.87
PA         20    8.91     $1,871,222.29
RI          8    2.43       $510,453.98
VA          2    1.00       $210,280.61
WA          2    2.19       $460,581.81
--------------------------------------------------------------------
Total..   199  100.00%   $21,010,045.27
=====================================================================


                               COMBINED LTV RANGE

------------------------------------------------------------------
                                                    Total
               LTV                #      %         Current
              RANGE              Loan   Pool       Balance

 15.000 < LTV <=  20.000             2    .36        $75,000.00
 20.000 < LTV <=  25.000             2   1.99       $418,332.91
 30.000 < LTV <=  35.000             1    .66       $139,162.45
 40.000 < LTV <=  45.000             3   1.10       $231,749.53
 45.000 < LTV <=  50.000             7   2.83       $593,565.44
 50.000 < LTV <=  55.000            12   4.72       $991,389.06
 55.000 < LTV <=  60.000            11   4.58       $961,954.99
 60.000 < LTV <=  65.000            24  10.41     $2,186,342.78
 65.000 < LTV <=  70.000            33  15.41     $3,238,622.39
 70.000 < LTV <=  75.000            37  19.78     $4,156,127.78
 75.000 < LTV <=  80.000            57  33.41     $7,018,797.94
 80.000 < LTV <=  85.000             5   2.42       $509,000.00
 85.000 < LTV <=  90.000             5   2.33       $490,000.00
------------------------------------------------------------------
Total.....                         199 100.00%   $21,010,045.27
==================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                  GROSS COUPON

------------------------------------------------------------------
                                                    Total
             Gross                #      %         Current
             Coupon              Loan   Pool       Balance

 8.00% < Gross Coupon <=  8.25%      2   2.56       $537,576.36
 8.25% < Gross Coupon <=  8.50%      2    .67       $141,300.00
 8.50% < Gross Coupon <=  8.75%      6   2.70       $568,030.60
 8.75% < Gross Coupon <=  9.00%     11   7.51     $1,578,372.97
 9.00% < Gross Coupon <=  9.25%      8   3.22       $677,248.38
 9.25% < Gross Coupon <=  9.50%     17   7.59     $1,593,706.19
 9.50% < Gross Coupon <=  9.75%     12   4.44       $933,506.09
 9.75% < Gross Coupon <= 10.00%     22  13.16     $2,765,588.89
10.00% < Gross Coupon <= 10.25%     10   4.76       $999,179.46
10.25% < Gross Coupon <= 10.50%     24  11.74     $2,467,008.28
10.50% < Gross Coupon <= 10.75%     11   5.68     $1,193,852.15
10.75% < Gross Coupon <= 11.00%     18  11.29     $2,372,556.98
11.00% < Gross Coupon <= 11.25%     13   7.06     $1,483,169.99
11.25% < Gross Coupon <= 11.50%     10   5.12     $1,076,047.68
11.50% < Gross Coupon <= 11.75%     10   5.29     $1,111,388.30
11.75% < Gross Coupon <= 12.00%      6   2.18       $458,946.75
12.00% < Gross Coupon <= 12.25%      1    .28        $58,500.00
12.25% < Gross Coupon <= 12.50%      5   1.34       $282,174.75
12.50% < Gross Coupon <= 12.75%      1    .24        $50,451.73
12.75% < Gross Coupon <= 13.00%      2    .49       $103,466.23
13.00% < Gross Coupon <= 13.25%      3    .95       $198,691.89
13.25% < Gross Coupon <= 13.50%      2    .94       $196,500.00
13.50% < Gross Coupon <= 13.75%      1    .25        $51,981.60
13.75% < Gross Coupon <= 14.00%      1    .40        $83,300.00
14.25% < Gross Coupon <= 14.50%      1    .13        $27,500.00
------------------------------------------------------------------
Total.....                         199 100.00%   $21,010,045.27
==================================================================

                                ORIGINAL-MATURITY

------------------------------------------------------------------
                                                     Total
Original                          #      %          Current
Maturity                         Loan   Pool        Balance

  180                                1    .17         $35,905.17
  240                                2    .65        $137,177.31
  360                              196  99.18     $20,836,962.79
-------------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
===================================================================

                                 REMAINING TERM

-------------------------------------------------------------------
                                                     Total
                                  #      %          Current
         Remaining Term          Loan   Pool        Balance

168 < Rem Term <= 180                1    .17         $35,905.17
228 < Rem Term <= 240                2    .65        $137,177.31
348 < Rem Term <= 360              196  99.18     $20,836,962.79
-------------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
===================================================================

                               LOAN AGE IN MONTHS

-------------------------------------------------------------------
                                                     Total
                                  #      %          Current
Loan Feature                     Loan   Pool        Balance

      .00                           66  33.37      $7,010,855.00
     1.00                           56  29.59      $6,217,378.90
     2.00                           56  28.64      $6,018,086.89
     3.00                           16   6.53      $1,372,330.08
     4.00                            4   1.59        $334,828.17
     9.00                            1    .27         $56,566.23
-------------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
===================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                 Gross Life Cap

----------------------------------------------------------------
                                                      Total
             Gross                #      %           Current
            Life Cap             Loan   Pool         Balance

10.00% < Gross Life Cap <= 10.25     1    .61        $127,161.94
14.00% < Gross Life Cap <= 14.25     2   2.56        $537,576.36
14.25% < Gross Life Cap <= 14.50     3   1.06        $222,300.00
14.50% < Gross Life Cap <= 14.75     4   2.31        $484,678.45
14.75% < Gross Life Cap <= 15.00    10   7.13      $1,497,372.97
15.00% < Gross Life Cap <= 15.25     7   2.41        $505,518.64
15.25% < Gross Life Cap <= 15.50    14   6.72      $1,412,755.87
15.50% < Gross Life Cap <= 15.75    12   4.19        $880,659.74
15.75% < Gross Life Cap <= 16.00    19  12.10      $2,541,568.72
16.00% < Gross Life Cap <= 16.25    10   4.97      $1,043,747.26
16.25% < Gross Life Cap <= 16.50    26  12.28      $2,579,920.75
16.50% < Gross Life Cap <= 16.75     9   4.45        $934,912.47
16.75% < Gross Life Cap <= 17.00    21  12.36      $2,596,577.15
17.00% < Gross Life Cap <= 17.25    11   5.63      $1,183,359.95
17.25% < Gross Life Cap <= 17.50    12   5.70      $1,197,554.88
17.50% < Gross Life Cap <= 17.75    11   6.44      $1,353,579.91
17.75% < Gross Life Cap <= 18.00     5   1.84        $385,939.53
18.00% < Gross Life Cap <= 18.25     3   1.71        $358,310.04
18.25% < Gross Life Cap <= 18.50     5   1.24        $259,674.75
18.50% < Gross Life Cap <= 18.75     3    .71        $149,928.95
18.75% < Gross Life Cap <= 19.00     1    .35         $73,007.22
19.00% < Gross Life Cap <= 19.25     3    .95        $198,691.89
19.25% < Gross Life Cap <= 19.50     3   1.17        $246,500.00
19.50% < Gross Life Cap <= 19.75     1    .25         $51,981.60
19.75% < Gross Life Cap <= 20.00     2    .49        $103,466.23
20.75% < Gross Life Cap <= 21.00     1    .40         $83,300.00
----------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
================================================================

                                Gross Life Floor

-----------------------------------------------------------------
                                                       Total
             Gross                #      %            Current
           Life Floor            Loan   Pool          Balance

 4.25% < Life Floor <=  4.50%        2   1.07         $225,051.17
 4.75% < Life Floor <=  5.00%        4   1.35         $282,914.78
 5.25% < Life Floor <=  5.50%        3   1.18         $248,203.49
 5.50% < Life Floor <=  5.75%        5   3.15         $660,793.79
 5.75% < Life Floor <=  6.00%        3   2.19         $461,121.78
 6.00% < Life Floor <=  6.25%        4   2.02         $424,077.22
 6.25% < Life Floor <=  6.50%        5   1.55         $324,881.62
 6.50% < Life Floor <=  6.75%        9   4.74         $996,305.65
 6.75% < Life Floor <=  7.00%        2    .68         $142,750.00

 7.00% < Life Floor <=  7.25%        6   3.40         $713,620.65
 7.25% < Life Floor <=  7.50%        3   1.25         $262,678.95
 7.50% < Life Floor <=  7.75%        4   2.35         $493,105.42
 7.75% < Life Floor <=  8.00%        1    .80         $167,926.66
 8.00% < Life Floor <=  8.25%        4   2.53         $531,767.48
 8.25% < Life Floor <=  8.50%        4   1.63         $343,100.00
 8.50% < Life Floor <=  8.75%        5   1.48         $311,981.67
 8.75% < Life Floor <=  9.00%        7   5.02       $1,055,487.02
 9.00% < Life Floor <=  9.25%        6   2.23         $469,146.01
 9.25% < Life Floor <=  9.50%       13   5.64       $1,184,416.59
 9.50% < Life Floor <=  9.75%       13   5.10       $1,071,678.72
 9.75% < Life Floor <= 10.00%       15   9.84       $2,067,449.70
10.00% < Life Floor <= 10.25%        8   4.34         $912,423.73
10.25% < Life Floor <= 10.50%       15   7.11       $1,494,195.43
10.50% < Life Floor <= 10.75%       10   5.58       $1,171,855.53
10.75% < Life Floor <= 11.00%       11   7.57       $1,590,059.02
11.00% < Life Floor <= 11.25%        8   4.20         $881,893.82
11.25% < Life Floor <= 11.50%        8   4.29         $901,606.75
11.50% < Life Floor <= 11.75%        5   2.57         $539,184.42
11.75% < Life Floor <= 12.00%        4   1.71         $359,451.41
12.25% < Life Floor <= 12.50%        4   1.04         $217,717.23
12.50% < Life Floor <= 12.75%        1    .24          $50,451.73
12.75% < Life Floor <= 13.00%        2    .49         $103,466.23
13.00% < Life Floor <= 13.25%        2    .48         $100,800.00
13.25% < Life Floor <= 13.50%        2    .94         $196,500.00
13.50% < Life Floor <= 13.75%        1    .25          $51,981.60
-----------------------------------------------------------------
Total.....                         199 100.00%     $21,010,045.27
=================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                               COMBINED LTV RANGE

----------------------------------------------------------------
                                                       Total
        LTV                       #      %            Current
       RANGE                     Loan   Pool          Balance

 5.000% < LTV <= 10.000            2     .02         $25.986.77
10.000% < LTV <= 15.000            4     .07         $85,956.18
15.000% < LTV <= 20.000           16     .38        $431,293.45
20.000% < LTV <= 25.000           23     .80        $912,744.53
25.000% < LTV <= 30.000           26     .75        $855,216.25
30.000% < LTV <= 35.000           37    1.38      $1,577,913.12
35.000% < LTV <= 40.000           47    2.00      $2,289,563.40
40.000% < LTV <= 45.000           46    2.18      $2,504,971.10
45.000% < LTV <= 50.000           78    3.89      $4,468,374.05
50.000% < LTV <= 55.000           94    4.96      $5,694,593.53
55.000% < LTV <= 60.000          113    6.56      $7,531,810.67
60.000% < LTV <= 65.000          158   10.37     $11,896,691.51
65.000% < LTV <= 70.000          185   11.65     $13,363,956.07
70.000% < LTV <= 75.000          225   16.36     $18,771,378.89
75.000% < LTV <= 80.000          353   28.04     $32,177,759.53
80.000% < LTV <= 85.000           80    6.21      $7,127,403.83
85.000% < LTV <= 90.000           42    4.39      $5,032,585.79
----------------------------------------------------------------
Total.....                     1,529  100.00%   $114,748,198.67
================================================================

                                  GROSS COUPON

------------------------------------------------------------------------
                                                             Total
           Gross                     #        %             Current
           Coupon                   Loan     Pool           Balance

 8.00% < Gross Coupon <=  8.25%        1      .05          $61,924.00
 8.25% < Gross Coupon <=  8.50%        2      .13         $147,000.00
 8.75% < Gross Coupon <=  9.00%        5      .34         $391,069.03
 9.00% < Gross Coupon <=  9.25%        5      .31         $354,938.21
 9.25% < Gross Coupon <=  9.50%       21     1.71       $1,958,031.71
 9.50% < Gross Coupon <=  9.75%       30     2.58       $2,957,563.56
 9.75% < Gross Coupon <= 10.00%      112     9.32      $10,690,464.57
10.00% < Gross Coupon <= 10.25%       33     2.23       $2,557,729.71
10.25% < Gross Coupon <= 10.50%       82     6.21       $7,121,995.53
10.50% < Gross Coupon <= 10.75%       77     5.04       $5,778,296.09
10.75% < Gross Coupon <= 11.00%      151    10.64      $12,207,721.53
11.00% < Gross Coupon <= 11.25%       40     2.84       $3,263,933.03
11.25% < Gross Coupon <= 11.50%      102     6.60       $7,575,216.20
11.50% < Gross Coupon <= 11.75%       73     5.49       $6,297,746.14
11.75% < Gross Coupon <= 12.00%      167    11.73      $13,460,438.85
12.00% < Gross Coupon <= 12.25%       43     2.74       $3,145,737.43
12.25% < Gross Coupon <= 12.50%       95     5.44       $6,241,489.81
12.50% < Gross Coupon <= 12.75%       62     3.32       $3,804,410.95

12.75% < Gross Coupon <= 13.00%      136     8.87      $10,178,927.15
13.00% < Gross Coupon <= 13.25%       44     2.62       $3,009,288.91
13.25% < Gross Coupon <= 13.50%       66     3.47       $3,980,047.46
13.50% < Gross Coupon <= 13.75%       20      .85         $970,570.68
13.75% < Gross Coupon <= 14.00%       49     2.16       $2,480,421.53
14.00% < Gross Coupon <= 14.25%       25     1.18       $1,348,348.69
14.25% < Gross Coupon <= 14.50%       26     1.24       $1,423,145.08
14.50% < Gross Coupon <= 14.75%        8      .33         $380,675.32
14.75% < Gross Coupon <= 15.00%       21     1.03       $1,186,087.58
15.00% < Gross Coupon <= 15.25%        6      .30         $347,734.98
15.25% < Gross Coupon <= 15.50%        8      .45         $519,224.68
15.50% < Gross Coupon <= 15.75%        6      .26         $295,619.08
15.75% < Gross Coupon <= 16.00%        9      .35         $403,607.15
16.25% < Gross Coupon <= 16.50%        1      .01          $14,943.94
16.75% < Gross Coupon <= 17.00%        1      .03          $34,930.89
17.00% < Gross Coupon <= 17.25%        1      .07          $76,941.98
18.25% < Gross Coupon <= 18.50%        1      .07          $81,977.22
------------------------------------------------------------------------
Total.....                         1,529   100.00%    $114,748,198.67
========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                    PROPERTY

------------------------------------------------------------------
                                                    Total
                                  #      %         Current
       Loan Feature              Loan   Pool       Balance

1 Family                           164  81.97    $17,222,109.68
2-4 Family                          31  16.08     $3,377,989.37
Condo                                4   1.95       $409,946.22
------------------------------------------------------------------
Total.....                         199 100.00%   $21,010,045.27
==================================================================

                                    OCCUPANCY

------------------------------------------------------------------
                                                     Total
                                  #      %          Current
                                 Loan   Pool        Balance

Owner Occ.                         173  87.73     $18,432,628.25
Non Owner Occ.                      26  12.27      $2,577,417.02
-------------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
===================================================================

                                  GROSS MARGIN

---------------------------------------------------------------
                                                      Total
             Gross                #      %           Current
             Margin              Loan   Pool         Balance

 4.25% < Gross Margin <=  4.50%      2   1.07        $225,051.17
 4.50% < Gross Margin <=  4.75%      1    .20         $41,300.00
 4.75% < Gross Margin <=  5.00%      9   4.09        $859,902.23
 5.00% < Gross Margin <=  5.25%      3   1.01        $212,523.87
 5.25% < Gross Margin <=  5.50%     15   5.60      $1,177,493.41
 5.50% < Gross Margin <=  5.75%     12   6.89      $1,446,810.51
 5.75% < Gross Margin <=  6.00%     16   7.29      $1,532,320.27
 6.00% < Gross Margin <=  7.00%     63  35.20      $7,395,087.13
 7.00% < Gross Margin <=  8.00%     52  30.04      $6,312,250.95
 8.00% < Gross Margin <=  9.00%     19   6.21      $1,304,266.01
 9.00% < Gross Margin <= 10.00%      7   2.39        $503,039.72
----------------------------------------------------------------
Total.....                         199 100.00%    $21,010,045.27
================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.